UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBZ	NASDAQ Capital Market NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective as of February 25, 2021, Cellectar Biosciences, Inc. (the “Company”) amended our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to increase the authorized shares of common stock of the Company from 80,000,000 to 160,000,000.

As described in Item 5.07 below, on February 25, 2021 at a Special Meeting of Stockholders (the “Meeting”), our stockholders approved the Certificate of Amendment.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 and is incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company convened the Meeting at 10:00 a.m., local time, on February 25, 2021. The Meeting was held at 100 Campus Drive, Florham Park, New Jersey 07932, pursuant to notice duly given.

At the close of business on December 28, 2020, the record date for the determination of stockholders entitled to vote at the Meeting, there were 45,409,104 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

At the Meeting, the holders of 29,993,317 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

Two proposals were presented for stockholder approval at the Meeting:

Proposal 1 – Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of shares of the Company’s common stock upon the conversion of the Series D Preferred Stock issued in a private placement on December 28, 2020.

The vote at the Meeting was as follows:

For	Against	Abstain	Broker Non-Votes
16,752,479	1,109,025	73,800	12,058,013

The stockholders approved Proposal 1.

Proposal 2 – To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized common stock from 80,000,000 shares to 160,000,000 shares.

The vote at the Meeting was as follows:

For	Against	Abstain
28,126,603	1,782,114	84,600

The stockholders approved Proposal 2.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Cellectar Biosciences, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2021	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Dov Elefant
Name: Dov Elefant
Title: Chief Financial Officer

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